[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]

Delaware - Voyageur
U.S. Government Securities Fund

Class A (bullet) Class B (bullet) Class C (bullet) Institutional Class

Prospectus
March 1, 1999

[GRAPHIC OMITTED: ILLUSTRATION OF A MAN IN A WATERSHED]

Current Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

[inside front cover]

Table of contents

Fund profile                                  page 2
U.S. Government Securities Fund                    2

How we manage the Fund                        page 4
Investment strategy                                4
The risks of investing in the Fund                 5

Who manages the Fund                          page 6
Investment manager and
sub-adviser                                        6
Portfolio manager                                  6
Fund administration (Who's who)                    7

About your account                            page 8
Investing in the Fund                              8
Choosing a share class                             8
How to reduce your sales
charge                                            12
How to buy shares                                 13
Retirement plans                                  14
How to redeem shares                              15
Account minimum                                   16
Special services                                  17
Dividends, distributions and taxes                18

Other investment policies and                page 19
risk considerations

Certain management considerations            page 23

Financial information                        page 24



Profile: U.S. Government Securities Fund

What are the Fund's goals?
U.S. Government Securities Fund seeks to provide a high level of current income consistent with prudent investment risk.

What are the Fund's main investment strategies?
We invest primarily in U.S. Treasury securities including bills, notes and bonds as well as other debt securities that are:

(bullet) issued by the U.S. government,
(bullet) unconditionally guaranteed by the U.S. government or (bullet) backed by the full faith and credit of the U.S. government.


We may invest a significant portion of our portfolio in debt obligations guaranteed by government agencies or instrumentalities, such as the Government National Mortgage Association also known as GNMA. When we buy or sell individual securities, we consider the security's yield, risk profile and average maturity as well as its expected total return. We also consider how buying or selling that security would affect the overall positioning of the portfolio. For example, we may buy or sell Treasury securities to restructure the Portfolio's overall maturity or buy or sell GNMA securities to alter the Portfolio's income potential.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by changes in bond prices, particularly as a result of changes in interest rates. When interest rates rise, bond prices and the value of the Fund's investments will generally fall. When interest rates fall, some of the Fund's investments may be prepaid and the Fund would have to reinvest at lower rates. For a more complete discussion of risk, please turn to page 5.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund
(bullet) Investors with medium or long-range goals.
(bullet) Investors looking for regular income from their investments. (bullet) Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.
(bullet) Investors who are looking for an income investment that may provide total return opportunities through the automatic reinvestment of income dividends.

Who should not invest in the Fund
(bullet) Investors with very short-term financial goals.
(bullet) Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
(bullet) Investors seeking long-term growth of capital.


How has the Fund performed?
This bar chart can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as average annual returns of all share classes for the one, five and ten years and since inception, if applicable. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN(CLASS A)] Year-by-year total return (Class A)

* U.S. Government Securities Fund A Class

1989                                           12.53%
1990                                           10.74%
1991                                           17.83%
1992                                            6.57%
1993                                           11.27%
1994                                           -5.54%
1995                                           19.92%
1996                                            2.19%
1997                                            9.17%
1998                                            8.01%



As of December 31, 1998, the Fund's Class A shares had a year-to-date return of 8.01%. During the periods illustrated in this bar chart, Class A's highest return was 6.54% for the quarter ended September 30, 1991 and its lowest return was -4.55% for the quarter ended March 31, 1994.

The maximum Class A sales charge of 4.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown on page 3 do include the sales charge.


How has the Fund performed? (continued)




Average annual return for periods ending 12/31/98                       Lehman Brothers
                                                                            Government/
CLASS             A                 B                 C   Institutional       Corporate
                       (if redeemed)*    (if redeemed)*           Class    Bond Index**
         (Inception        (Inception        (Inception      (Inception
           11/2/87)          (6/7/94)         (1/10/95)        (6/7/94)

1 year        2.88%             3.29%            6.31%           8.00%            9.47%
5 years       5.39%               N/A              N/A             N/A            7.30%
10 years or
Lifetime      8.51%             6.93%            9.06%           7.99%            9.33%


The table above shows the Fund's average annual returns over various time periods compared to the performance of the Lehman Brothers Government/
Corporate Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities.


 * If redeemed at end of period shown. If shares were not redeemed, the returns for
   Class B would be 7.29% and 7.27% for the one-year and lifetime periods, respectively.
   Returns for Class C would be 7.31% and 9.06% for the one-year and lifetime periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years.
   Lehman Brothers Index returns are for 10 years. Lehman Brothers Index returns for
   Class B, Class C and Institutional Class lifetimes were 8.72%, 10.19% and 8.72%, respectively. Maximum sales charges are included in the Fund returns in the

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. The Fund may waive or reduce sales charges;
please see the Statement of Additional Information for details.


CLASS                                  A          B         C        Institutional
Maximum sales charge (load) imposed
on purchases as a percentage
of offering price                  4.75%       none      none                 none

Maximum contingent deferred sales
charge (load) as a percentage of
original purchase price or redemption
price, whichever is lower          none(1)       4%(2)     1%(3)              none

Maximum sales charge (load)
imposed on reinvested
dividends                          none        none      none                 none

Redemption fees                    none        none      none                 none

Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.
Management fees                    0.50%      0.50%     0.50%                0.50%
Distribution and service
(12b-1) fees                       0.25%      1.00%     1.00%                0.25%(4)
Other expenses                     0.31%      0.31%     0.31%                0.31%
Total operating expenses(5)        1.06%      1.81%     1.81%                1.06%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



CLASS7              A         B             B         C            C   Institutional
                                 (if redeemed)          (if redeemed)
1 year         $  578    $  184        $  584    $  184       $  284          $  108
3 years        $  796    $  569        $  869    $  569       $  569          $  337
5 years        $1,032    $  980        $1,180    $  980       $  980          $  585
10 years       $1,708    $1,930        $1,930    $2,127       $2,127          $1,294

1 A purchase of Class A shares of $1 million or more may be made at net asset value.
  However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.

2 If you redeem Class B shares within two years of purchase, you will pay a CDSC of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1%
  during the sixth year, and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

4 The distributor has agreed to waive 12b-1 plan fees for the Institutional Class shares acquired by shareholders on or after March 1, 1998. As the portion of assets attributable to Institutional Class Shares acquired on or after March 1, 1998 increases, and so long as the distributor's voluntary waiver is in effect for those shares, this figure will decrease. See the Statement of Additional Information for additional information.

5 The investment manager has agreed to waive fees and pay expenses for the period
  January 1, 1998 through June 30, 1999 in order to prevent total operating expenses
  (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees)
  from exceeding 0.85% of average daily net assets. See the Statement of Additional
  Information for a further discussion of expense caps.

6 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example does not include the expense cap discussed in footnote 5.

7 The Class B example reflects the conversion of Class B shares to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.



How we manage the Fund

The Fund's investment objective is to provide its shareholders with a high level of current income consistent with prudent investment risk. The Fund's investment objective is fundamental and may not be changed without shareholder approval. There can, of course, be no assurance that the Fund will achieve its objective.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that may help shareholders meet their goals.


Investment strategy

The Fund investments in the following:

(bullet) U.S. Treasury bills, notes, bonds and other obligations issued or unconditionally guaranteed by government agencies or instrumentalities, such as the U.S. government, or otherwise backed by the full faith and credit of the U.S. government (U.S. Government Securities),


(bullet) Repurchase agreements fully secured by such obligations and

(bullet) A significant portion of the Fund's assets are invested in mortgage participation certificates issued or guaranteed by government agencies and instrumentalities, especially the Government National Mortgage Association (GNMA Certificates).


The Board of Directors may change any investment policy not designated as fundamental.

Securities guaranteed by the full faith and credit of the U.S. government include a variety of securities, which differ in their interest rates, maturities and dates of issuance. For example, Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA Certificates are also backed by the full faith and credit of the U.S. Treasury. Certain other obligations issued by federal agencies or instrumentalities may not be supported by the full faith and credit of the U.S. Treasury, depending on the circumstances of the issue. The Fund may invest in Treasury Inflation Indexed Securities (TIPS). TIPS, introduced for the first time in January 1997, are inflation-protected securities whose rates of return are proportional to the rise and fall of the Consumer Price Index.

Although the securities in the Fund's portfolio are generally guaranteed as to principal and interest by the U.S. government or otherwise backed by the full faith and credit of the U.S. government, the market value of these securities upon which the Fund's daily net asset value is based will fluctuate and will tend to vary inversely with changes in prevailing interest rates. As a result, the price per share a shareholder receives on redemption may be more or less than the price originally paid for the shares. In general, shorter term bonds are less sensitive to interest rate changes, but longer term bonds generally offer higher yields. The dividends per share paid by the Fund may also vary.


The Fund may engage in frequent and active trading of portfolio securities to achieve its principal investments strategies. We anticipate the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Fund.


How to use this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-B

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.


For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities, see "The risks of investing in the Fund" and "Other investment policies and risk considerations." The Statement of Additional Information provides more information concerning the Fund's investment policies, restrictions and risk factors.


The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment to be a medium- or long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


------------------------------------------------------------------------------------
Risks                                 How we strive to manage them
------------------------------------------------------------------------------------
                                      US Government Securities Fund
                                      ----------------------------------------------
Interest rate risk is the risk that   Interest rate risk is the most significant
securities will decrease in value     risk for this Fund. In striving to manage
if interest rates rise. The risk      this risk, we monitor economic conditions and
is generally greater for bonds with   the interest rate environment. We do not,
longer maturities than for those      however, try to predict overall interest rate
with shorter maturities.              movements. We attempt to keep the average
                                      maturity of the portfolio as short as we
                                      believe is prudent, in keeping with our
                                      objective to provide high current income.
------------------------------------------------------------------------------------
Market risk is the risk that all      We maintain a long-term investment approach
or a majority of the securities in    and focus on high quality individual bonds
a certain market -- like the stock    that we believe can provide a steady stream of
or bond market -- will decline in     income regardless of interim fluctuations in
value because of factors such as      the bond market. We do not buy and sell
economic conditions, future           securities for short-term purposes.
expectations or investor confidence.

                                      We may hold a substantial part of the Fund's
                                      assets in cash or cash equivalents as a temporary,
                                      defense strategy.
------------------------------------------------------------------------------------
Prepayment risk is the risk that      Prepayment risk can be a significant risk to
the principal on a bond that the      this Fund because we generally invest a large
Fund owns will be prepaid prior to    percentage of our holdings in mortgage
maturity at a time when interest      securities issued by the Government National
rates are lower than what that        Mortgage Association. Homeowners or others who
bond was paying. The Fund would then  have mortgages are more likely to prepay them
have to reinvest that money at a      when interest rates are relatively low. In
lower interest rate.                  order to manage this risk, when interest rates
                                      are low or when we believe rates will be
                                      declining, we tend to hold discount mortgages.
                                      Discount mortgages have interest rates lower
                                      than the current rates, so there is little
                                      incentive for homeowners to prepay their
                                      principal.
------------------------------------------------------------------------------------
Credit risk The possibility that      By focusing exclusively on U.S. Treasury
a bond's issuer (or an entity that    securities and other securities that are
insures the bond) will be unable      backed by the U.S. government, its agencies, or
to make timely payments of interest   instrumentalities, we attempt to minimize the
and principal.                        possibility that any of the securities in our
                                      portfolio will not pay interest or principal.
                                      U.S. government securities are generally
                                      considered to be of the highest quality.
------------------------------------------------------------------------------------
Liquidity risk is the possibility     U.S. Treasuries and other U.S. government debt
that securities cannot be readily     securities are typically the most liquid
sold, if at all, at approximately     securities available. Therefore, liquidity
the price that a Fund values them.    risk is not a significant risk for this Fund.
------------------------------------------------------------------------------------


Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.

Who manages the Fund

Investment manager and sub-adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Voyageur Asset Management LLC is the Fund's sub-adviser. As sub-adviser, Voyageur is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee for the last fiscal year as follows:

                                               Investment Management Fees
                                             U.S. Government Securities Fund
As a percentage of average daily net assets                 0.44%

Portfolio manager
Mark Simenstad, Senior Portfolio Manager of Voyageur Asset Management LLC since August 1996, has had primary responsibility for making day-to-day investment decisions for the Fund since October 6, 1997. Mr. Simenstad holds a bachelor's degree from St. Olaf College and an MBA from the University of Minnesota. Prior to August 1996, Mr. Simenstad was a Vice President/Portfolio Manager of Investment Advisors, Inc. and prior to August 1993, he was an Assistant Vice President/Portfolio Manager of Lutheran Brotherhood. Mr. Simenstad is a CFA and has 15 years of investment management experience.

C-C

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                          Board of Directors

                              The Fund
Investment manager                                Custodian
Delaware Management Company              Norwest Bank Minnesota, N.A.
One Commerce Square                      Sixth Street & Marquette Avenue
Philadelphia, PA 19103                   Minneapolis, MN 55402


Sub-Adviser
Voyageur Asset Management LLC
90 South Seventh Street, Suite 4400
Minneapolis, MN 55402

Portfolio           Distributor                     Service agent
managers      Delaware Distributors, L.P.    Delaware Service Company, Inc.
(see page 6   1818 Market Street             1818 Market Street
for details)  Philadelphia, PA 19103         Philadelphia, PA 19103

                         Financial advisers

                           Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/ dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients - analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See bond.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class
Class A
(bullet) Class A shares have an up-front sales charge of up to 4.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

(bullet) If you invest $100,000 or more, your front-end sales charge will be reduced.

(bullet) You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

(bullet) Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

(bullet) Class A shares generally are not subject to a contingent deferred sales charge.


Class A Sales Charges

                                                                    Dealer's
Amount of purchase            Sales charge        Sales charge   commission as
                                  as %          as % of amount         %
                           of offering price       invested    of offering price
Less than $100,000               4.75%              5.03%           4.00%
$100,000 but under $250,000      3.75%              3.93%           3.00%
$250,000 but under $500,000      2.50%              2.56%           2.00%
$500,000 but under $1 million    2.00%              2.01%           1.60%

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.

                                                                     Dealer's
Amount of purchase         Sales charge        Sales charge       commission as
                                as %          as % of amount             %
                        of offering price       invested         of offering price

$1 million up to $5 million       none              none            1.00%
Next $20 million up to $25
million                           none              none            0.50%
Amount over $25 million           none              none            0.25%



D-F

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Class B
(bullet) Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

(bullet) If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(bullet) Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

(bullet) For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

(bullet) Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

(bullet) Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.25%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

(bullet) You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See bonds.

About your account (continued)

Class C
(bullet) Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.

(bullet) Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

(bullet) Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

(bullet) Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

(bullet) Unlike Class B shares, Class C shares do not automatically convert into another class.

(bullet) You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

INSTITUTIONAL CLASS

(bullet) Institutional Class shares are available to the following group of investors:

(bullet) officers and directors of the Fund

(bullet) officers, directors and full-time employees of the manager or sub-adviser, and officers, directors and full-time employees of parents and subsidiaries of the foregoing companies

(bullet) officers, directors and full-time employees of investment advisers of other mutual funds subject to a sales charge and included in any other family of mutual funds that includes any Voyageur Fund or Delaware Investments Fund as a member (other load funds), and officers, directors and full-time employees of parents, subsidiaries and corporate affiliates of those investment advisers

(bullet) spouses and lineal ancestors and descendants of the officers, directors/trustees and employees referenced above, and lineal ancestors and descendants of their spouses

(bullet) investment executives and other employees of banks and dealers that have selling agreements with the Underwriter and parents, spouses and children under the age of 21 of such investment executives and other employees

(bullet) trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity

I-N

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Government/Corporate Bond Index
An index composed of 5400 publicly issued corporate and U.S. government debt rated Baa or better, with at least one year to maturity and at least $25 million par outstanding. The index is weighted by the market value of its bonds.

INSTITUTIONAL CLASS (continued)

(bullet) any state or any political subdivision thereof or any instrumentality, department, authority or agency of any state or political subdivision thereof

(bullet) partners and full-time employees of the Fund's counsel

(bullet) managed account clients of the manager or sub-adviser, clients of investment advisers affiliated with the Adviser or Sub-Adviser and other registered investment advisers and their clients (the Fund may be available through a broker-dealer which charges a transaction fee for purchases and sales)

(bullet) tax-qualified employee benefit plans for employees of the Adviser or Sub-Adviser and their subsidiaries

(bullet) employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (which does not include
Individual Retirement Accounts) and custodial accounts under Section 403(b)(7) of the Code (also known as tax-sheltered annuities)

(bullet) Institutional Class shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund.

(bullet) Institutional Class shares are not subject to a contingent deferred sales charge.

(bullet) Institutional Class shares are subject to an annual 12b-1 fee which may not be greater than 0.25%. The distributor has agreed to waive 12b-1 fees for Institutional Class shares acquired by shareholders on or after March 1, 1998.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

National Association of Securities Dealers (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.



About your account (continued)

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on Class A, B and C shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.


------------------------------------------------------------------------------------
                                                              Share class
Program                   How it works                       A     B          C
------------------------------------------------------------------------------------
Letter of Intent          Through a Letter of Intent         X     Although the
                          you agree to invest a                    Letter of Intent
                          certain amount in Delaware               and Rights of
                          Investment Funds (except                 Accumulation do
                          money market funds with no               not apply to the
                          sales charge) over a 13-month            purchase of Class
                          period to qualify for reduced            B and C shares,
                          front-end sales charges.                 you can combine
                                                                   your purchase of
                                                                   Class B and C
                                                                   shares to fulfill
                                                                   your Letter of
                                                                   Intent or qualify
                                                                   for Rights of
                                                                   Accumulation.
------------------------------------------------------------------------------------
Rights of Accumulation    You can combine your holdings      X
                          or purchases of all funds in
                          the Delaware Investments
                          family (except money market
                          funds with no sales charge)
                          as well as the holdings and
                          purchases of your spouse and
                          children under 21 to qualify
                          for reduced front-end sales
                          charges.
------------------------------------------------------------------------------------
Reinvestment of redeemed  Up to 12 months after you          X     Not available.
shares                    redeem shares, you can reinvest
                          the proceeds without paying a
                          front-end sales charge.
------------------------------------------------------------------------------------
SIMPLE IRA, SEP IRA,      These investment plans may         X     Not available.
SARSEP, Prototype Profit  qualify for reduced sales
Sharing, Pension, 401(k), charges by combining the
SIMPLE 401(k), 403(b)(7), purchases of all members
and 457 Retirement Plans  of the group. Members of
                          these groups may also qualify
                          to purchase shares without a
                          front-end sales charge and a
                          waiver of any contingent
                          deferred sales charges.
------------------------------------------------------------------------------------


N-R

Nationally recognized statistical rating organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

How to buy shares

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Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

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By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware
Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

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By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

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By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

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Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

About your account (continued)

How to buy shares (continued)
Once you have completed an application, you can generally open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed:
New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, Class A, B and C shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

S-S

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

How to redeem shares

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Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

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By mail
You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

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By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

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By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

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Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

About your account (continued)

How to redeem shares (continued)
If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimum
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education
IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

T-V

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services to Class A, B and C share accounts.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Institutional Class shareholders may reinvest dividends only into Institutional Class shares of this Fund and not into any other Delaware Investments Funds.

Exchanges
You can exchange all or part of your Class A, B and C shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge on the shares of the fund from which you make your exchange. However, if you exchange shares from a fund that does not have a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that you acquire through the reinvestment of dividends. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may have to pay taxes on your exchange.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

About your account (continued)

Special services (continued)

MoneyLineSM On Demand Service
Through our MoneyLineSM On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are declared and paid annually. We automatically reinvest all dividends and any capital gains, unless holders of Class A, B and C shares tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Other investment policies and risk considerations

GNMA certificates
The Fund may invest in certificates of the Government National Mortgage Association (GNMA). GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. Interest on GNMA Certificates is paid monthly rather than semi-annually as for most traditional bonds. The GNMA Certificates in which the Fund will generally invest are of the modified pass-through type. The Fund may also purchase "variable rate" GNMA Certificates and may purchase other types of certificates which may be issued with GNMA's guarantee. U.S. Government GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

The average life of GNMA Certificates varies "with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of "prepayments of refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose virtually no risk to principal investments.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than five years.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately 1/2 of 1%.

Other investment policies and risk considerations (continued)

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayments generally occur when interest rates have fallen. Reinvestments of prepayments will be at lower rates. Historically, actual average life has been consistent with the 12-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates and may differ from the yield based on the assumed average life. Moreover, any premium paid on the purchase of a GNMA Certificate will be lost if the obligation is prepaid. In periods of falling interest rates, this potential for prepayment may reduce the general upward price increase of GNMAs which might otherwise occur. Price changes of the GNMAs held by the Fund have a direct impact on the net asset value per share of the Fund.

Zero-coupon securities
The Fund may invest in "zero-coupon" Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their unmatured interest coupons. Zero-coupon securities do not entitle the holder to any periodic payment of interest prior to maturity. Rather, such securities usually trade at a deep discount from their face value and pay their entire face value at maturity. The difference between the face value of the security (at maturity) and the amount at which the security was purchased (i.e., the "discount") represents interest income to the holder. STRIPs are a type of zero-coupon security in which the Fund may invest. STRIPs are securities where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities Program (STRIPs). Under STRIPs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero-coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Fund intends to qualify as a regulated investment company under the Code. Accordingly, during periods when the Fund receives no interest payments on its zero-coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

When-issued and delayed delivery
The Fund may purchase U.S. Government Securities on a when-issued or delayed delivery basis. The settlement dates for these types of transactions are determined by mutual agreement of the parties and may occur a month or more after the parties have agreed to the transaction, except that in no case will the period from the trade date to the settlement date exceed 120 days. Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuation and may decrease in value prior to their maturity, and no interest accrues to the purchaser during the period prior to settlement.

Short-term trading
The Fund intends to use short-term trading of its securities as a means of managing its portfolio to achieve its investment objective. The Fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the income or, secondarily, appreciation potential of its portfolio. The successful use of short-term trading will depend upon the ability of the Fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Fund to obtain relevant information, evaluate it promptly and take advantage of its evaluations by completing transactions on a favorable basis. As used in this section, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months.

The Fund's short-term trading may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or underwriting commissions and of transaction costs on the sale of securities as well as on reinvestment of the proceeds in other securities. In addition, frequent changes in the Fund's portfolio securities may result in greater tax liability to the Fund's shareholders by reason of more short-term capital gains. See "Dividends, distributions and taxes" and the Statement of Additional Information.

Repurchase agreements
The Fund will also seek to achieve its investment objective through investing in repurchase agreements with banks or broker/dealers deemed to be creditworthy by the manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 10% of the Fund's assets may be invested in illiquid securities, including repurchase agreements of over seven-days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the manager under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis. Repurchase agreements may be considered loans under the 1940 Act, but the Fund considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

Other investment policies and risk considerations (continued)

The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

                                * * *

The Statement of Additional Information describes certain of these investment policies and risk considerations. The Statement of Additional Information also sets describes other investment policies, risk considerations and more specific investment restrictions.

Certain management considerations


Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio manager and investment professionals of the Fund consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performance of its securities.


Financial information

Financial highlights
The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the years ended October 31, 1998 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling
800.523.1918. The information for the fiscal period ending on or before October 31, 1996 has been audited by the Fund's previous independent auditors.


                                                     Class A
------------------------------------------------------------------------------------
                                                                     Period
                                                                     7/1/96
                                         Year ended 10/31            through
U.S. Government Securities Fund         1998           1997(1)      10/31/96(2)
------------------------------------------------------------------------------------
Net asset value, beginning
of period                            $10.600         $10.370         $10.160
Income (loss) from
investment operations
Net investment income                  0.555           0.590           0.210
Net realized and unrealized
gain (loss) on investments             0.351           0.240           0.210
                                     -------         -------         -------
Total from investment
operations                             0.906           0.830           0.420
                                     -------         -------         -------
Less dividends and
distributions
Dividends from net
investment income                     (0.566)         (0.600)         (0.210)
Distributions from net
realized gain on
investments                             none            none            none
                                     -------         -------         -------
Total dividends and
distributions                         (0.566)         (0.600)         (0.210)
                                     -------         -------         -------
Net asset value, end of
period                               $10.940         $10.600         $10.370
                                     =======         =======         =======
Total return(3)                        8.79%(4)        8.37%(4)        4.18%
Ratios and supplemental data
Net assets, end of period
(000 omitted)                        $44,819         $52,213         $65,516
Ratio of expenses to average
net assets                             1.00%           0.93%           0.98%
Ratio of expenses to average
net assets prior to expense
limitation                             1.06%           1.01%           0.98%
Ratio of net investment
income to average net
assets                                 5.21%           5.76%           6.03%
Ratio of net investment
income to average net
assets prior to expense
limitation                             5.15%           5.68%           6.03%
Portfolio turnover                      280%            202%             66%
------------------------------------------------------------------------------------
                                                                     Period
                                                                     7/1/96
                                         Year ended 10/31            through
                                       1998           1997(1)      10/31/96(2)
------------------------------------------------------------------------------------
Volatility

Volatility, as indicated by
year-by-year return(3)
Volatility chart is not part
of the Financial Highlights
and has not been audited by
Ernst & Young LLP.                     8.79%(4)        8.37%(4)        4.18%
------------------------------------------------------------------------------------



                                                    Class A
------------------------------------------------------------------------------------
                                                 Year ended 6/30
U.S. Government Securities Fund       1996            1995            1994
------------------------------------------------------------------------------------
Net asset value, beginning
of period                            $10.370          $9.760         $10.990
Income (loss) from
investment operations
Net investment income                  0.630           0.620           0.550
Net realized and unrealized
gain (loss) on investments            (0.230)          0.630          (0.940)
                                     -------         -------         -------
Total from investment
operations                             0.400           1.250          (0.390)
                                     -------         -------         -------
Less dividends and
distributions
Dividends from net
investment income                     (0.610)         (0.620)         (0.550)
Distributions from net
realized gain on
investments                             none          (0.020)         (0.290)
                                     -------         -------         -------
Total dividends and
distributions                         (0.610)         (0.640)         (0.840)
                                     -------         -------         -------
Net asset value, end of
period                               $10.160         $10.370          $9.760
                                     =======         =======         =======
Total return(3)                        3.88%          13.45%          (3.95%)
Ratios and supplemental data
Net assets, end of period
(000 omitted)                        $68,442         $75,886         $84,660
Ratio of expenses to average
net assets                             0.97%           0.95%           0.96%
Ratio of expenses to average
net assets prior to expense
limitation                             0.97%           0.95%           0.96%
Ratio of net investment
income to average net
assets                                 6.07%           6.38%           5.10%
Ratio of net investment
income to average net
assets prior to expense
limitation                             6.07%           6.38%           5.10%
Portfolio turnover                      145%            144%            124%
------------------------------------------------------------------------------------
                                                 Year ended 6/30
                                       1996            1995            1994
------------------------------------------------------------------------------------
Volatility

Volatility, as indicated by
year-by-year return(3)
Volatility chart is not part
of the Financial Highlights
and has not been audited by
Ernst & Young LLP.                     3.88%          13.45%          -3.95%
------------------------------------------------------------------------------------


                                                     Class B
------------------------------------------------------------------------------------
                                                                    Period
                                                                    7/1/96
                                         Year ended 10/31           through
U.S. Government Securities Fund        1998           1997(1)      10/31/96(2)
------------------------------------------------------------------------------------
Net asset value, beginning
of period                            $10.610         $10.380         $10.170
Income (loss) from
investment operations
Net investment income                  0.477           0.520           0.180
Net realized and unrealized
gain (loss) on investments             0.348           0.240           0.210
                                     -------         -------         -------
Total from investment
operations                             0.825           0.760           0.390
                                     -------         -------         -------
Less dividends and
distributions
Dividends from net
investment income                     (0.485)         (0.530)         (0.180)
Distributions from net
realized gain on
investments                             none            none            none
                                     -------         -------         -------
Total dividends and
distributions                         (0.485)         (0.530)         (0.180)
                                     -------         -------         -------
Net asset value, end of
period                               $10.950         $10.610         $10.380
                                     =======         =======         =======
Total return(3)                        7.97%(4)        7.59%(4)        3.91%
Ratios and supplemental data
Net assets, end of period
(000 omitted)                         $4,582          $2,257          $2,139
Ratio of expenses to average
net assets                             1.75%           1.67%           1.73%
Ratio of expenses to average net
assets prior to expense limitation     1.81%           1.75%           1.73%
Ratio of net investment
income to average net
assets                                 4.46%           5.02%           5.24%
Ratio of net investment income to
average net assets prior to
expense limitation                     4.40%           4.94%           5.24%
Portfolio turnover                      280%            202%             66%
------------------------------------------------------------------------------------
                                                                    Period
                                                                    7/1/96
                                         Year ended 10/31           through
                                       1998           1997(1)      10/31/96(2)
------------------------------------------------------------------------------------
Volatility

Volatility, as indicated by
year-by-year return(3)
Volatility chart is not part
of the Financial Highlights
and has not been audited by
Ernst & Young LLP.                     7.97%(4)        7.59%(4)        3.91%
------------------------------------------------------------------------------------


                                                     Class B
------------------------------------------------------------------------------------
                                                                     Period
                                                                    6/7/94 (3)
                                          Year ended 6/30            through
U.S. Government Securities Fund        1996            1995          6/30/94
------------------------------------------------------------------------------------
Net asset value, beginning
of period                            $10.380          $9.750         $10.050
Income (loss) from
investment operations
Net investment income                  0.570           0.560           0.010
Net realized and unrealized
gain (loss) on investments            (0.230)          0.650          (0.280)
                                     -------         -------         -------
Total from investment
operations                             0.340           1.210          (0.270)
                                     -------         -------         -------
Less dividends and
distributions
Dividends from net
investment income                     (0.550)         (0.560)         (0.010)
Distributions from net
realized gain on
investments                             none          (0.020)         (0.020)
                                     -------         -------         -------
Total dividends and
distributions                         (0.550)         (0.580)         (0.030)
                                     -------         -------         -------
Net asset value, end of
period                               $10.170         $10.380          $9.750
                                     =======         =======         =======
Total return(4)                        3.32%(4)       12.90%(4)       (2.68%)(6)
Ratios and supplemental data
Net assets, end of period
(000 omitted)                         $1,780            $139             $24
Ratio of expenses to average
net assets                             1.46%           1.54%           0.30%(6)
Ratio of expenses to average net
assets prior to expense limitation     1.63%           1.69%           0.30%(6)
Ratio of net investment
income to average net
assets                                 5.55%           5.56%           0.11%(6)
Ratio of net investment income
to average net assets prior to
expense limitation                     5.38%           5.41%           0.11%(6)
Portfolio turnover                      145%            144%            124%
------------------------------------------------------------------------------------
                                                                     Period
                                                                    6/7/94 (5)
                                          Year ended 6/30            through
                                       1996            1995          6/30/94
------------------------------------------------------------------------------------
Volatility

Volatility, as indicated by
year-by-year return(4)
Volatility chart is not part
of the Financial Highlights
and has not been audited by
Ernst & Young LLP.                     3.32%(4)       12.90%(4)       -2.68%
------------------------------------------------------------------------------------

1 On May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.

2 Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31; ratios have been annualized.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for periods ended October 31, 1996 has not been annualized.

4 Total return reflects expense limitations in effect during the period.

5 Date of initial public offering.

6 Total return has not been annualized. Ratios presented for the period from June 7, 1994 to June 30, 1994 are not annualized as they are not indicative of anticipated annual results.


Financial information (Continued)

Financial highlights (Continued)


                                                    Class C
------------------------------------------------------------------------------------
                                                                     Period
                                                                      7/1/96
                                          Year ended 10/31           through
U.S. Government Securities  Fund       1998           1997(1)      10/31/96(2)
------------------------------------------------------------------------------------
Net asset value, beginning
of period                            $10.590         $10.360         $10.150
Income (loss) from
investment operations
Net investment income                  0.477           0.520           0.180
Net realized and unrealized
gain (loss) on investments             0.348           0.240           0.210
                                     -------         -------         -------
Total from investment
operations                             0.825           0.760           0.390
                                     -------         -------         -------
Less dividends and
distributions
Dividends from net
investment income                     (0.485)         (0.530)         (0.180)
Distributions from net
realized gain on
investments                             none            none            none
                                     -------         -------         -------
Total dividends and
distributions                         (0.485)         (0.530)         (0.180)
                                     -------         -------         -------
Net asset value, end of
period                               $10.930         $10.590         $10.360
                                     =======         =======         =======
Total return(4)                        7.98%(5)        7.60%(5)        3.92%
Ratios and supplemental data
Net assets, end of period
(000 omitted)                           $385            $138            $234
Ratio of expenses to average
net assets                             1.75%           1.68%           1.73%
Ratio of expenses to average
net assets prior to expense
limitation                             1.81%           1.76%           1.73%
Ratio of net investment
income to average net
assets                                 4.46%           5.02%           5.26%
Ratio of net investment income
to average net assets prior to
expense limitation                     4.40%           4.94%           5.26%
Portfolio turnover                      280%            202%             66%
------------------------------------------------------------------------------------
                                                                     Period
                                                                      7/1/96
                                          Year ended 10/31           through
                                       1998           1997(1)      10/31/96(2)
------------------------------------------------------------------------------------
Volatility

Volatility, as indicated by
year-by-year return(4)
Volatility chart is not part
of the Financial Highlights
and has not been audited by
Ernst & Young LLP.                     7.98%(5)        7.60%(5)        3.92%
------------------------------------------------------------------------------------



                                             Class C
------------------------------------------------------------------------------------
                                                      Period
                                                      1/10/95(3)
                                    Year ended        through
U.S. Government Securities Fund       6/30/96         6/30/95
------------------------------------------------------------------------------------
Net asset value, beginning
of period                            $10.360          $9.480
Income (loss) from
investment operations
Net investment income                  0.550           0.270
Net realized and unrealized
gain (loss) on investments            (0.230)          0.880
Total from investment              ---------       ---------
operations                             0.320           1.150
Less dividends and                 ---------       ---------
distributions
Dividends from net
investment income                     (0.530)         (0.270)
Distributions from net
realized gain on
investments                             none            none
                                     -------         -------
Total dividends and
distributions                         (0.530)         (0.270)
                                     -------         -------
Net asset value, end of
period                               $10.150         $10.360
                                     =======         =======
Total return(4)                        3.11%          12.73%
Ratios and supplemental data
Net assets, end of period
(000 omitted)                           $224            $221
Ratio of expenses to average
net assets                             1.70%           1.62%(6)
Ratio of expenses to average
net assets prior to expense
limitation                             1.70%           1.65%(6)
Ratio of net investment
income to average net
assets                                 5.33%           5.10%(6)
Ratio of net investment income
to average net assets prior to
expense limitation                     5.33%           5.07%(6)
Portfolio turnover                      145%            144%
------------------------------------------------------------------------------------
                                                      Period
                                                      1/10/95(3)
                                    Year ended        through
                                      6/30/96         6/30/95
------------------------------------------------------------------------------------
Volatility

Volatility, as indicated by
year-by-year return(4)
Volatility chart is not part
of the Financial Highlights
and has not been audited by
Ernst & Young LLP.                     3.11%          12.73%
------------------------------------------------------------------------------------



                                               Institutional Class
------------------------------------------------------------------------------------
                                                                     Period
                                                                     7/1/96
                                         Year ended 10/31            through
U.S. Government Securities Fund        1998           1997(1)       10/31/96(2)
------------------------------------------------------------------------------------
Net asset value, beginning
of period                            $10.600         $10.370         $10.160
Income (loss) from
investment operations
Net investment income                  0.555           0.600           0.210
Net realized and unrealized
gain (loss) on investments             0.351           0.240           0.210
                                     -------         -------         -------
Total from investment
operations                             0.906           0.840           0.420
                                     -------         -------         -------
Less dividends and
distributions
Dividends from net
investment income                     (0.566)         (0.610)         (0.210)
Distributions from net
realized gain on
investments                             none            none            none
                                     -------         -------         -------
Total dividends and
distributions                         (0.566)         (0.610)         (0.210)
                                     -------         -------         -------
Net asset value, end of
period                               $10.940         $10.600         $10.370
                                     =======         =======         =======
Total return(4)                        8.79%(5)        8.39%(5)        4.17%
Ratios and supplemental data
Net assets, end of period
(000 omitted)                        $37,097         $45,589         $50,066
Ratio of expenses to average
net assets                             1.00%           0.93%           0.99%
Ratio of expenses to average
net assets prior to
expense limitation                     1.06%           1.01%           0.99%
Ratio of net investment
income to average net
assets                                 5.21%           5.76%           6.00%
Ratio of net investment income
to average net assets prior to
expense limitation                     5.15%           5.68%           6.00%
Portfolio turnover                      280%            202%             66%
------------------------------------------------------------------------------------
                                                                     Period
                                                                     7/1/96
                                         Year ended 10/31            through
                                       1998           1997(1)       10/31/96(2)
------------------------------------------------------------------------------------
Volatility

Volatility, as indicated by
year-by-year return(4)
Volatility chart is not part
of the Financial Highlights
and has not been audited by
Ernst & Young LLP.                     8.79%(5)        8.39%(5)        4.17%
------------------------------------------------------------------------------------



                                             Institutional Class
------------------------------------------------------------------------------------
                                                                      Period
                                                                     6/7/94(3)
                                        Year ended 6/30              through
U.S. Government Securities Fund        1996            1995          6/30/94
------------------------------------------------------------------------------------
Net asset value, beginning
of period                            $10.370          $9.750         $10.050
Income (loss) from
investment operations
Net investment income                  0.630           0.620           0.010
Net realized and unrealized
gain (loss) on investments            (0.230)          0.640          (0.280)
                                     -------         -------         -------
Total from investment
operations                             0.400           1.260          (0.270)
                                     -------         -------         -------
Less dividends and
distributions
Dividends from net
investment income                     (0.610)         (0.620)         (0.010)
Distributions from net
realized gain on
investments                             None          (0.020)         (0.020)
                                     -------         -------         -------
Total dividends and
distributions                         (0.610)         (0.640)         (0.030)
                                     -------         -------         -------
Net asset value, end of
period                               $10.160         $10.370          $9.750
                                     =======         =======         =======
Total return(4)                        3.88%          13.57%          (2.64%)
Ratios and supplemental data
Net assets, end of period
(000 omitted)                        $41,688         $54,445         $49,898
Ratio of expenses to average
net assets                             0.97%           0.94%           0.25%(7)
Ratio of expenses to average
net assets prior to expense
limitation                             0.97%           0.94%           0.25%(7)
Ratio of net investment
income to average net
assets                                 6.07%           6.39%           0.16%(7)
Ratio of net investment income
to average net assets prior to
expense limitation                     6.07%           6.39%           0.16%(7)
Portfolio turnover                      145%            144%            124%
------------------------------------------------------------------------------------
                                                                      Period
                                                                     6/7/94(3)
                                        Year ended 6/30              through
                                       1996             1995          6/30/94
------------------------------------------------------------------------------------
Volatility

Volatility, as indicated by
year-by-year return(4)
Volatility chart is not part
of the Financial Highlights
and has not been audited by
Ernst & Young LLP.                     3.88%          13.57%          -2.64%
------------------------------------------------------------------------------------

1 On May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.

2 Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31; ratios have been annualized.

3 Date of initial offering.

4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return for the periods less than 12 months have not been annualized.

5 Total return reflects expense limitations in effect during the period.

6 Annualized.

7 Ratios presented for the period from June 7, 1994 to June 30, 1994 are not annualized as they are not indicative of anticipated annual results.


How to read the Financial Highlights

Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

(continues on page 26)

How to read the financial highlights
(begins on page 24)

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

This page intentionally left blank

Delaware-Voyageur
U.S Government Securities Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawarefunds.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

(bullet) For fund information; literature; price, yield and performance figures.

(bullet) For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

(bullet) For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(r) service.

Investment Company Act file number: 811-5267

[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]

P-404 [--] PP 2/99